EXHIBIT 10.20

                           TECHNICAL CLARIFICATION TO
                            DOLLAR TREE STORES, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

     THIS TECHNICAL CLARIFICATION TO DOLLAR TREE STORES, INC. EMPLOYEE STOCK PURCHASE PLAN, made this 1st day of October, 1995, by Dollar Tree Stores, Inc. ("Company").

     WHEREAS, the Company adopted the Dollar Tree Stores, Inc. Employee Stock Purchase Plan ("Plan") with the intent that participation in the Plan be available to employees of the Company's wholly-owned subsidiaries on the same basis as employees of the Company; and

     WHEREAS, the Board of Directors of the Company have authorized this technical clarification to the Plan to make clear that participation in the Plan is available to employees of the Company's wholly-owned subsidiaries on the same basis as employees of the Company.

     NOW THEREFORE, the Company hereby adopts this technical clarification to the Dollar Tree Stores, Inc. Employee Stock Purchase Plan upon the following terms and conditions:

     1. Section 1.8 of the Plan is hereby amended and restated in its entirety as follows:

     1.8 Employee. A common law employee of the Company or any Subsidiary Corporation.

     2.   Section 3.1 is hereby amended and restated in its entirely as follows:

     3.1  Conditions of Eligibility.    An Eligible Recipient is an Employee
who: (1) customarily works more than 20 hours per week, and (2) has been employed by the Company or any Subsidiary Corporation for one (1) year.

     3. Section 8.3 shall be amended by inserting "or any Subsidiary Corporation" after the "Company."

     IN TESTIMONY WHEREOF, and as evidence of the adoption of this technical clarification by Dollar Tree Stores, Inc., it has caused the same to be signed by its officer, thereunto duly authorized in writing by the Board of Directors as of the date set forth above.

                              DOLLAR TREE STORES, INC.

                              By:       /s/ H. Ray Compton
                                 ---------------------------------------
                                   Executive Vice President
                              Date Executed:    May 3, 1996